Exhibit 99.1

Investor Presentation Second Quarter 2011 www.inlandrealestate.com NYSE: IRC September 2011

IRC SNAPSHOT PROFILE Inception 1994; self-administered and self-managed 2000; listed on NYSE June 2004 Target Upper Midwest markets Total Portfolio: 83% of retail SF in high density infill locations in Chicago & Minneapolis MSAs 163 Neighborhood, Community, Power, Lifestyle centers and single-tenant properties1 14 million SF of leasable space under management1 Nearly $1.9 billion in asset acquisition value1 $1.8 billion total capitalization (6/30/11) Source: Company filings. Portfolio data current as of 6/30/11 (1) Includes one non-retail properties and retail properties in unconsolidated joint ventures at 100 percent; excludes development JVs and non-owned, managed IREX JV properties; $1.9B in assets based on full purchase price acquisition value.

# EXPERIENCED LEADERSHIP TEAM

## LEADERSHIP TEAM AVERAGES 20+ YEARS REAL ESTATE EXPERIENCE

| ***Senior Leadership*** | ***Inland Tenure*** | ***Background / Experience*** |
|---|---|---|
| **Thomas D'Arcy**<br>Non-executive chairman | 6 yrs. as IRC independent director & audit committee member (20+ yrs. real estate experience) | President & CEO of Grubb & Ellis; formerly CEO of a publicly traded, Midwest-focused shopping center REIT |
| **Mark Zalatoris**<br>President & CEO | 25 yrs. | Appointed president & CEO April 2008; EVP & COO 2004-2008; CFO 1994-2004; extensive knowledge of portfolio |
| **Brett Brown**<br>Chief Financial Officer | 7 yrs.<br>(15 yrs. at Great Lakes REIT) | Extensive public company reporting experience; former Great Lakes REIT SVP – Financial Reporting |
| **Scott Carr**<br>President, Inland Commercial Property Management Inc. | 23 Yrs. | Has overseen property management operations since 1994; strong retailer relationships |
| **William Anderson**<br>Vice President, Transactions | 21 Yrs. | Skilled at analyzing, negotiating retail center acquisitions & dispositions |

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Inland Real Estate Corporation

OPERATING STRATEGY Defensive Portfolio – primarily value and necessity retail Centers with grocer / drug / discount component  72% of total portfolio retail GLA Resilient Midwest Markets Strong demographics  dense populations, high incomes, diverse economies High barriers to entry Portfolio Scale in core markets Facilitates retailer market launches, expansions and relocations Asset Clustering in key submarkets Provides leasing flexibility & management efficiencies – including pricing power with vendors

# OPERATING STRATEGY

- **Revitalized tenant mix**
  - 73% annual base rent from national retailers[1]
  - No single tenant accounts for more than 3% of annual base rent, excluding top 3 tenants Jewel/Cub (SUPERVALU), Roundy's, Dominick's (Safeway)[1]
- **Strong leasing supports solid leased occupancy rate: 94.4%[1]** @ 6/30/11; highest in peer group
  - 1H11: 163 leases signed for over 1 million SF of GLA
    - 64% of SF leased to anchor tenants
    - 43% of SF leased comprise new & non-comparable leases signed with expanding, relocating, or new-to-market retailers
  - 2010: company record 2.1 million SF leased within the total portfolio – increase of 40+% year-over-year
- **Strong balance sheet focus**
  - Sources of opportunity capital in place:
    - $300 MM credit facilities: in 1H11 terms improved & maturity extended to June 2014
    - Established ATM equity program in '09: sold $32.5 MM in common stock as of 6/30/11; authorized to issue up to $100 MM
    - Formed PGGM JV: PGGM to provide $70 MM toward contributed properties, $60 MM toward new acquisitions
  - Extended debt maturity profile:
    - Weighted average term of debt @ 6/30/11: 3.8 years
  - Total debt-to-total market capitalization rate: 56.2% as of 6/30/11
- **JVs have potential to add value**

*Source: Company and company filings as of 6/30/11*
*(1) Based on total portfolio*

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Inland Real Estate Corporation

CORE MARKETS Chicago and Minneapolis. Sources: IRC MSA leased occupancy from Company; MSA average occupancy from CB Richard Ellis MarketView Second Quarter 2011 reports. Note: IRC market summary & MSA portfolio occupancy rates exclude non-retail properties & development JVs; based on IRC’s pro-rata share of properties in unconsolidated JVs. Centers are well located in IRC’s core markets as demonstrated by the portfolio’s occupancy statistics Occupancy is consistently 300-400+ basis points higher than core MSA averages IRC Midwest locations MSA # of Retail Properties Total Retail GLA (MM) % of Retail Portfolio Chicago MSA 89 9,054,798 65.50% Minneapolis MSA 27 2,364,379 17.10% Other Markets 46 2,405,617 17.40% Total 162 13,824,794 100.0% IRC Market Summary @ 6/30/11 (Total Portfolio) MSA IRC Portfolio Occupancy (1) CBRE MSA Average Occupancy (1) IRC Variance to MSA Chicago MSA 93.4% 90.3% + 312 bps Minneapolis MSA 97.2% 92.3% + 487 bps Total Portfolio Leased Occupancy @ 6/30/11

Chicago MSA is the third largest metropolitan market in the U.S. with a population base of 9.5 million Economy: $500 billion in size; globally-diversified, including 160 company headquarters, 30 Fortune 500 companies Labor force data: 4.5 million jobs; unemployment rate 10.2% as of June 2011 CHICAGO MARKET SNAPSHOT Sources: Market information: Chicagoland Chamber of Commerce website; unemployment rate: U.S. Bureau of Labor Statistics Retailer information: The 2011 Retail Business Market Research Handbook, published by Richard K. Miller & Associates; Melaniphy’s Chicagoland Retail Sales Report 4/11. Chicago-Naperville-Joliet, IL-IN-WI Retail Sector Annual Sales Market Leaders (in Order) Supermarkets  $ 18.14 billion Jewel/SUPERVALU, Dominick’s/Safeway General Merchandisers  $ 12.59 billion Wal-Mart, Target Drug Stores  $ 9.70 billion Walgreens, CVS Apparel  $ 4.65 billion Furniture / Electronics  $ 5.52 billion

CHICAGO MARKET Shopping Center REIT Ownership IRC is the largest shopping center REIT operating in the Chicago MSA based on retail SF and number of assets CHICAGO MSA RETAIL PROPERTY GLA (SF) BY REIT Data includes shopping centers plus single tenant retail properties with JVs at 100%. IRC data based on total portfolio as of 6/30/11. Peer data source: SNL as of 8/24/11, peers’ supplementals, SEC filings and property lists. 9,055 4,369 2,453 1,615 752 401 304 285 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 IRC 89 Assets KIM 32 Assets REG 18 Assets DDR 8 Assets FRT 4 Assets RPT 3 Assets WRI 1 Asset KRG 4 Assets GLA (Sq. Ft. In Thousands)

MINNEAPOLIS MARKET SNAPSHOT Sources: Market information: GDP information from the U.S. Dept. of Commerce Bureau of Economic Analysis (2009 data); other market information sourced from the Minneapolis Chamber of Commerce and the Minnesota Department of Employment and Economic Development; Labor force data: Forbes, “America’s Best and Worst Job Markets” , January 2011; Unemployment rate: U.S. Bureau of Labor Statistics. Retailer information: The 2011 Retail Business Market Research Handbook, published by Richard K. Miller & Associates Minneapolis-St. Paul-Bloomington, MN-WI Retail Sector Annual Sales Market Leaders (in Order) Supermarkets  $ 5.77 billion Cub/SUPERVALU, Roundy’s, Target, Byerly’s/Lund’s General Merchandisers  $ 6.79 billion Target, Wal-Mart, Costco Drug Stores  $ 2.44 billion Walgreens, Snyder’s Minneapolis-St. Paul MSA is the 16th largest metropolitan market in the U.S. with a population base of 3+ million Economy: Gross Domestic Product (GDP) of $190 billion; home to 20 Fortune 500 companies Labor force data: 4th top job market in U.S. per Forbes ; unemployment rate 6.9% as of June 2011

MINNEAPOLIS MARKET Shopping Center REIT Ownership IRC is the largest shopping center REIT operating in the Minneapolis MSA based on retail SF and number of assets MINNEAPOLIS-ST. PAUL MSA RETAIL PROPERTY GLA (SF) BY REIT Data includes shopping centers plus single tenant retail properties with JVs at 100%. IRC data based on total portfolio as of 6/30/11. Peer data source: SNL as of 8/24/11, peers’ supplementals, SEC filings and property lists. 2,364 1,125 484 266 0 500 1,000 1,500 2,000 2,500 IRC 27 Assets KIM 6 Assets REG 3 Assets DDR 1 Asset Sq. Ft. (In Thousands)

# STRONG MARKET DEMOGRAPHICS

- IRC's retail centers are supported by strong demographics and high barriers to entry
  - These traits enhance the portfolio's resiliency and protect it from new supply



MEDIAN 3-MILE HOUSEHOLD INCOME
$81,500
$76,000
$70,000
$61,000
$60,000
$59,500
$54,500
FRT
REG
IRC
KIM
EQY
WRI
DDR



AVERAGE 3-MILE POPULATION
136,500
98,500
92,500
90,000
89,000
73,500
63,000
FRT
WRI
KIM
REG
IRC
EQY
DDR

*IRC data source: Claritas 3-mile data as of March 2011. IRC stats are an average of Claritas' three-mile data for all stabilized IRC retail properties.*
*Peer data source: Green Street Advisors, "An Even Better Way to Value Strip Centers – April 26, 2011."*

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Inland Real Estate Corporation

TOTAL PORTFOLIO COMPOSITION GLA BY TYPE OF CENTER / ANNUAL BASE RENT BY TYPE OF TENANT Data as of 6/30/11. Notes: Total portfolio data excludes non retail IREX JV properties Total Portfolio GLA by Property Type Total Portfolio Annual Base Rent by Retailer Type Defensive focus: centers with grocer/drug/discount component comprise 72% of total retail GLA National and regional retailers comprise 77% of total portfolio annual base rent Jewel/Cub (SuperValu) 7% Roundy's 5% Dominick's (Safeway) 4% TJX Co. 3% Walgreens 3% Carmax 2% Best Buy 2% PetSmart 2% Kroger 2% Bed Bath & Beyond 1% Retail Ventures (DSW) 1% Michael's 1% GAP 1% Sports Authority 1% OfficeMax 1% Party City 1% Dollar Tree 1% Other National Retailers 35% Regional Retailers 4% Local Retailers 23% Neighborhood/ Community 51% Power 33% Lifestyle 4% Single - tenant 11%

# DIVERSIFIED TENANT BASE

- IRC's portfolio contains a strong and diversified tenant base
- IRC's top three tenants are the leading grocers in their respective markets

| Total Portfolio Major Tenant Summary (1% or More of Annual Base Rent) | | | | | |
|---|---|---|---|---|---|
| Tenant Name | Number of Stores | Annual Base Rent (1) (in thousands) | % of Annual Base Rent | GLA Square Feet | % of Total Square Footage |
| Jewel / Cub (SUPERVALU) (2) | 18 | $12,039 | 7.22% | 1,142,238 | 8.16% |
| Roundy's | 10 | 8,749 | 5.25% | 664,677 | 4.75% |
| Dominick's (Safeway) | 8 | 6,345 | 3.81% | 527,671 | 3.77% |
| TJX Companies, Inc. (3) | 15 | 4,983 | 2.99% | 488,247 | 3.49% |
| Walgreens | 13 | 4,162 | 2.50% | 189,405 | 1.35% |
| Carmax | 2 | 4,021 | 2.41% | 187,851 | 1.34% |
| Best Buy | 5 | 3,995 | 2.40% | 228,758 | 1.64% |
| PetSmart | 12 | 3,767 | 2.26% | 287,225 | 2.05% |
| Kroger | 5 | 2,990 | 1.79% | 314,109 | 2.25% |
| Bed Bath & Beyond (4) | 7 | 2,475 | 1.48% | 257,756 | 1.84% |
| DSW Shoes (Retail Ventures) | 5 | 2,361 | 1.42% | 119,515 | 0.85% |
| Michael's | 8 | 2,320 | 1.39% | 178,048 | 1.27% |
| The GAP (5) | 9 | 1,879 | 1.13% | 146,778 | 1.05% |
| The Sports Authority | 3 | 1,851 | 1.11% | 134,869 | 0.96% |
| OfficeMax | 6 | 1,737 | 1.04% | 144,596 | 1.03% |
| Party City | 10 | 1,695 | 1.02% | 117,259 | 0.84% |
| Dollar Tree | 17 | 1,682 | 1.01% | 175,559 | 1.25% |
| Total | 153 | $67,051 | 40.23% | 5,304,561 | 37.89% |

*Notes:*
*(1) Annualized rent includes joint venture partner's pro rata share.*
*(2) Includes 10 Jewel Food Stores and 8 Cub Food Stores.*
*(3) Includes TJ Maxx, Marshalls and AJ Wright stores.*
*(4) Includes 3 BuyBuy Baby stores.*
*(5) Includes 7 Old Navy stores and 2 GAP stores.*

*Source: Company filings as of 6/30/11.*

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Inland Real Estate Corporation

For 2Q11 signed 87 leases for 478,686 SF of GLA in the total portfolio; 53 renewal leases signed for 375,391 SF -- representing increase of 32.5% in renewal transaction volume over 1Q11 For 2Q11, continued positive leasing spreads on renewals & 4th consecutive quarter of stable or positive spreads on new leases -- reflects strength of locations & more level playing field with regard to lease negotiations TOTAL PORTFOLIO RENT SPREADS: RELEASING & RETENANTING OPERATING FUNDAMENTALS + 6.6% + 12.0% + 8.2% + 3.4% + 5.0% - 0.1% + 11.0% + 4.6% - 17.3% + 5.1%

WELL STAGGERED LEASE EXPIRATIONS No more than 12.1% of total portfolio annualized base rent expected to roll in any one year through 2019 Source: Company filings as of 6/30/11. (1) Based on total portfolio (consolidated and unconsolidated properties) and IRC percent ownership) LEASE ROLLOVER AS A % OF CONTRACTUAL RENT1

Tenant # Leases Signed by IRC Annual Rent Roundy’s / Pick ‘N Save  6 Leases $ 3.9 Million Kroger / Food 4 Less  4 Leases $ 3.1 Million Dollar Tree  17 Leases $ 2.6 Million Gordmans (1) 3 Leases $1.7 Million Ross Dress for Less 6 Leases $1.5 Million Ulta 5 Leases $1.4 Million BuyBuy Baby  3 Leases $ 1.4 Million Hobby Lobby  2 Leases $ 1.3 Million JoAnn Stores  5 Leases $ 1.3 Million Party City  5 Leases $ 1.1 Million Famous Footwear  6 Leases $ 1.1 Million TJX Co.  4 Leases $ 1.0 Million Old Navy 2 Leases $ 0.8 Million PetSmart 2 leases $ 0.6 Million Five Below 2 Leases $0.5 Million LEASING EFFICIENCIES Market Concentration Facilitates Multiple Lease Signings Note: Data reflects in-place leases signed by IRC 2004 to 6/30/11. Excludes existing in-place leases not signed by IRC. (1) One location leased in 4Q10 is not yet occupied by tenant.

# GROWTH FROM EXISTING PORTFOLIO

## *Asset Improvement Initiatives → Income Growth + Value Enhancement*

**Completed Asset Improvement Initiatives**

| Property | Ownership | Value-Add Initiative | Cost | ROI[1] | Year Completed |
|---|---|---|---|---|---|
| Medina Marketplace, Medina, OH | Direct | GLA Expansion for Existing Tenant (Giant Eagle), plus Outlot Addition | $ 1.9 MM | 12.7% | 2010 |
| Park Place, St. Louis Park, MN | Direct | GLA Expansion | $ 0.6 MM | 25.4% | 2010 |
| Plymouth Town Center, Plymouth, MN | Direct | Outlot Addition | $ 2.5 MM | 15.2% | 2009 |
| Regal Showplace Outlots, Crystal Lake, IL | NYSTRS JV | Outlot Addition | $ 1.8 MM | 15.6% | 2008 |
| Mapleview Plaza, Grayslake, IL | NYSTRS JV | GLA Expansion | $ 0.9 MM | 19.9% | 2008 |
| Riverdale Commons, Coon Rapids, MN | Direct | GLA Expansion | $ 2.7 MM | 24.8% | 2008 |
| Woodfield Commons (Tower Records), Schaumburg, IL | NYSTRS JV | Repositioning | $ 1.2 MM | 47.2% | 2007 |
| Burnsville Crossing Outlot, Burnsville, MN | Direct | Outlot Addition | $ 2.1 MM | 13.3% | 2007 |
| Mankato Heights, Mankato, MN | Direct | GLA Expansion | $ 1.7 MM | 15.9% | 2006 |
| Greentree Center, Caledonia, WI | NYSTRS JV | GLA Expansion | $ 2.9 MM | 24.3% | 2006 |
| 22nd Street (Party City), Oakbrook Terrace, IL | Direct | Repositioning | $ 2.1 MM | 11.2% | 2005 |
| Maple Park Place, Bolingbrook, IL | Direct | Repositioning | $ 3.5 MM | 15.6% | 2005 |
| **TOTAL:** | | | **$23.9 MM** | **20.1%[2]** | |

**Woodfield Commons Before**



**Woodfield Commons After**



*Notes:*
*(1) Annual return on investment (ROI ) is based on new capital and actual lease up*
*(2) Averaged annual return on investment (ROI)*

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Inland Real Estate Corporation

GROWTH FROM EXISTING PORTFOLIO Asset Improvement Initiatives  Income Growth + Value Enhancement In-Process Asset Improvement Initiatives Property Value-Add Initiative Cost ROI 1 Est. Completion Algonquin Commons, Algonquin, IL GLA expansion New tenant: Gordmans $ 3.7 MM 18.5% 2011 Rivertree Court, Vernon Hills, IL Theater conversion & GLA expansion New tenant: Gordmans $ 3.3 MM 22.0% 2011 Salem Square, Countryside, IL Repositioning & 2 outlot additions $ 3.1 MM 10.2% 2012 Crystal Point, Crystal Lake, IL Redevelopment of outlot $ 1.8 MM 11.0% 2012 Edinburgh Festival Outlots, Brooklyn Park, MN Outlot addition $2.5 MM 13.0% 2012 TOTAL: $14.4 MM Note: (1) Projected ROI is based on new capital and is pending lease up Salem Square Before Repositioning Salem Square After Repositioning

Savannah Crossing: Essentially Complete DEVELOPMENT PROJECTS Inland Venture Corporation / Expanded Taxable REIT Subsidiary Established primarily as a way to expand portfolio Add completed assets to portfolio at pre-negotiated market discount or sell them for a profit Six development JV projects as of 6/30/11, representing 2.1 MM SF of retail GLA Orchard Crossing completed -- added to consolidated portfolio 2/2011; Two projects categorized as “active”; remainder “land held for development” IRC and successful established developers form a “union of expertise” Developers skilled at sourcing sites, securing big-box anchors IRC contributes financing, leasing, property management expertise to enhance productivity of new developments Programmatic JV structures provide opportunities for future projects with existing partners IRC gains benefits of multiple development talent pools Diversifies risk Leverages unique strengths / geographic expertise of each developer Orchard Crossing: Completed

As of 6/30/2011; includes sold core properties and properties acquired through unconsolidated joint ventures at 100 percent. Excludes IPCC JV acquisitions that were completed with no equity contribution from IRC. Acquisition value represents full purchase price, including potential earn-outs. ACQUISITION HISTORY 8.6% weighted average cap rate for assets acquired 1995 – 2011 YTD1 Over half of IRC portfolio acquisitions have been principal to principal transactions; typically get best pricing in private deals PORTFOLIO ACQUISITION HISTORY (1) Acquisition Cap Rate IPCC Acquisitions

MAINTAINING A STRONG BALANCE SHEET Equity sales enhance liquidity; provide capital for opportunistic acquisitions: ATM program sales since inception: 3.8 million shares sold @ average price of $8.52 per share; net proceeds of $31.7 MM utilized primarily for IPCC JV acquisitions Financing activity: 1H 2011 amendments to $300 MM credit facilities expected to provide interest expense savings of $3 MM on annual basis Extended maturity date by one year to June 2014 Lowered capitalization rate & implied debt service rate used in covenant calculations to provide additional flexibility Removed LIBOR floor; reduced spread between interest rate on borrowings & LIBOR base rate to graduated rate that varies with IRC leverage ratio Decreased fees on unused portion of the line of credit facility “Pre-funded” 2011 secured debt maturities in 2010: In 2010 completed new financings of unencumbered assets totaling $100MM to lock in historically low rates for long-term secured debt Proceeds used to pay down line of credit facility; line of credit can be used to pay off secured debt maturing in 2H 2011 ($45.4 MM) Completed tender/exchange of 4.625% convertible senior notes (“Old Notes”) on 8/6/10 Repurchased $15 MM of principal amount in Old Notes ($70 MM repurchased since 12/08) Exchanged $29.2 MM of principal amount in Old Notes due 2026 for 5.0% convertible notes due 2029 (“New Notes”) Exploring multiple options to retire/refinance $80.8 MM of principal amount in Old Notes w/first put date 11/2011 that remains outstanding; have option of temporarily drawing on line of credit to retire these notes Development joint ventures: In 3Q09 extended for up to 2 yrs. $80 MM of development JV loans, invested $19 MM in preferred equity to pay down principal on loans, and negotiated dollar for dollar reductions in guarantees on certain projects Currently negotiating extensions for development joint venture loans scheduled to mature in 2011 Minimal near term construction funding required as early projects successfully operating & later projects delayed

$300.4 $270.0 $126.2 $398.3 CONSOLIDATED DEBT AS OF 6/30/11 CONSOLIDATED DEBT AS OF 12/31/09 CONSOLIDATED DEBT MATURITIES Notes: Secured debt includes principal amortization through maturity. (1) 2011 maturities include $80.8 MM of convertible notes at first put date in 11/2011; added Orchard Crossing secured debt of $14.8 MM. (2) Added $90.9 MM of secured debt for Algonquin Commons change of control; in 2Q11, extended maturity date of $300MM credit facilities by one year to June 2014. (3) Secured debt for IRC-IPCC JV properties that were consolidated as of 6/30/11.

JOINT VENTURE STRATEGIES Diversify Capital Resources + Expand Platform + Drive Future Growth Asset Management and Asset Based Joint Venture Strategies Retail Focus  IRC Knowledge High Quality Partners  ‘Union of Expertise’ Long-term Asset Management Role Value-enhancing

ASSET MANAGEMENT JOINT VENTURE Inland Private Capital Corporation (IPCC) Joint Venture “Union of Expertise” – Venture formed 9/06 to leverage growth potential of 1031 exchange business IRC provides acquisition / asset management expertise & balance sheet capacity IPCC provides syndication expertise and access to large broker / dealer network IRC earns fee income; takes long-term asset management role 2007-2009: Venture acquired $331.5 MM worth of assets 5 retail properties aggregating 268,900 SF / $55.8 MM acquisition value 10 office properties aggregating 1.6 million+ SF / $275.7 MM acquisition value 2010: Venture acquired $50 MM worth of assets 118,000 SF Farnam Tech Center office buildings: $18.0MM Acquired 7/10; 100% sold at 12/31/10 36,773 SF University of Phoenix office building: $8.8 MM Acquired 9/10; 100% sold at 4/11 Two retail assets marketed as part of four property package 1: Acquired 8/10 & 9/10; 100% sold at 7/11 61,048 SF single-tenant retail property leased to Copps Food Center (Roundy’s): $11.7MM 116,340 SF Harbor Square Plaza: $11.3 MM 2011: Venture has acquired nearly $100 MM worth of assets 2 66,393 SF single-tenant retail leased to Mariano’s grocery (Roundy’s): $20.8 MM Acquired 3/11; 100% sold at 7/11 16 net leased, single-tenant retail assets (marketed as one package): $46.9 MM Acquired 4/11; 61% sold at 8/31 6 single-tenant retail assets net leased to Walgreens (marketed as one package): $32.0 MM Acquired 6/11 Notes: Four property package includes Walgreens Island Lake, IL & CVS Elk Grove, CA which were not sourced by IRC. (2) As of 6/30/11.

ASSET-BASED JOINT VENTURE New York State Teachers’ Retirement System (NYSTRS) JV Joint venture formed in 2004 to acquire Midwest retail assets Joint venture portfolio currently includes $334 MM in assets (acquisition value) $174 MM in assets contributed by IRC to the JV $160 MM in assets acquired for the JV 2004-2006 Allocated capital is fully invested Orland Park Place Orland Park, IL

STRATEGIC JOINT VENTURE WITH PGGM Formed venture with PGGM (Dutch pension fund administrator/asset manager) 2Q10 -- new growth initiative for IRC (JV ownership: IRC 55%, PGGM 45%) Target up to $270 MM in acquisitions of grocery anchored & community retail centers in Midwest Projected total venture size at full investment:  $500 MM Initial contributions 7/2010: PGGM  $20 MM of equity, IRC  4 properties with gross equity value of $45 MM Subsequent commitments: PGGM: Additional $110 MM of equity -- $50 MM towards contributed properties, plus $60 MM of growth capital toward new acquisitions IRC: Additional properties contributed only as new assets are acquired Acquisitions completed for JV to date: $84.8 MM in total acquisition value The Point at Clark (6/2010) Diffley Marketplace (10/2010) Joffco Square (1/2011) Red Top Plaza (6/2011) The Point at Clark (Chicago, IL) Diffley Marketplace (Eagan, MN)

STRATEGIC JOINT VENTURE WITH PGGM Joint Venture Structure IRC Subsequent Contributions 9 Properties $186MM Gross Value PGGM Subsequent Cash Contributions $50MM PGGM Growth Capital Future Property Acquisitions Cash $60MM Future Property Acquisitions $270MM Gross Value IRC PGGM JOINT VENTURE Target Portfolio Gross Value $500MM Equity Ownership: 55% IRC / 45% PGGM Timing Matched IRC Initial Property Contribution 4 Properties $45MM Gross Value PGGM Initial Cash Contribution $20MM

STRATEGIC JOINT VENTURE WITH PGGM Unique Joint Venture Structure Provides Benefits IRC-PGGM joint venture is immediately accretive way to generate up to $130 MM of growth capital Monetizes equity value of IRC assets while retaining operating control Gains on sale become IRC contributions toward new acquisitions Dilution from initial seeding managed away with matched contributions/acquisitions Expected to generate approximately $1.6 MM annual net fee income to IRC at full investment

JOINT VENTURE FEE INCOME Total joint venture fee income compound annual growth rate 22% (2006-2010) IPCC JV: generated over $11.6 MM of acquisition & property management fee income 2006-1H 20111 NYSTRS JV: provided $6.6 MM of fee income 2006-1H 2011 1 Source: Company and company filings as of 6/30/11 Notes: (1) Property management JV fee income includes leasing commissions. (2) “Other JV “includes NYSTRS, PGGM, TMK, NARE, Hastings and Pine Tree (Orchard Crossing). TOTAL JOINT VENTURE FEE INCOME PROPERTY/ASSET MANAGEMENT JV FEE INCOME ONLY IPCC JV Other JV 2 $3.4 MM $3.3 MM $1.1 MM $1.2 MM $1.7 MM $1.9 MM $1.0 MM $19.0 MM $ 8.8 MM $1.6 MM $4.6 MM $3.6 MM $2.5 MM $1.9 MM

IRC has built a solid foundation for future growth Necessity & value-based retail in high barrier to entry markets should outperform other retail real estate over time Centers impacted by big-box vacancies have been re-tenanted with high credit quality, best-in-class retailers that drive additional traffic, attract other retailers and enhance the value of our centers IRC is growing assets under management and income through capital efficient joint ventures Senior management team has experience successfully managing through economic cycles Senior management averages 20+ years real estate experience Independent board members include two well-respected former CEOs of public shopping center companies IRC is executing a long term capital plan that has strengthened its financial position and provides ongoing flexibility SUMMARY

FORWARD-LOOKING STATEMENTS Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010, as may be updated or supplemented by our Form 10-Q filings. These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.